SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

DWS Intermediate Tax-Free Fund
Effective on or about January 3, 2022, the fund's prospectuses are supplemented as follows:
The following disclosure replaces the third paragraph contained under “Main investments” in the “PRINCIPAL INVESTMENT STRATEGIES” section of the summary section and the “FUND DETAILS” section of the fund’s prospectuses.
This fund normally invests at least 65% of total assets in municipal securities rated in the three highest credit rating categories or, if unrated, determined by the Advisor to be of similar quality. The fund could invest up to 35% of total assets in debt securities rated in the fourth highest credit rating category, which is still considered investment-grade, or, if unrated, determined by the Advisor to be of similar quality. The fund may invest up to 20% of total assets in high yield debt securities (commonly referred to as junk bonds), which are those rated below the fourth highest rating category (i.e., grade BB/Ba and below), or, if unrated, determined by the Advisor to be of similar quality. Compared to investment-grade debt securities, junk bonds generally pay higher yields, have higher volatility and higher risk of default on payments of interest or principal.
The following disclosure replaces the existing similar disclosure contained under the “MAIN RISKS” section of the summary section and “FUND DETAILS” section of the fund’s prospectuses
Credit risk. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.
Because the issuers of high yield debt securities, or junk bonds (debt securities rated below the fourth highest credit rating category), may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high yield securities is greater than for higher-rated securities.
Because securities in default generally have missed one or more payments of interest and/or principal, an investment in such securities has an increased risk of loss. Issuers of securities in default have an increased likelihood of entering bankruptcy or beginning liquidation procedures which could impact the fund's ability to recoup its investment. Securities in default may be illiquid or trade in low volumes and thus may be difficult to value.
For securities that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases to insure securities. Because guarantors may insure many types of securities, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.
Please Retain This Supplement for Future Reference
December 14, 2021
PROSTKR21-71